Summary Prospectus Supplement

December 22, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 22, 2015 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2015

Global Opportunity Portfolio (the "Portfolio")

The Portfolio's Annual Portfolio Operating Expenses table under the section of the Summary Prospectus entitled "Fees and Expenses—Annual Portfolio Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee[3]	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	1.57%	1.71%	1.87%	1.87%[4]	18.60%
Total Annual Portfolio Operating Expenses*	2.37%	2.76%	3.42%	3.67%	19.40%
Fee Waiver and/or Expense Reimbursement*	1.56%	1.53%	1.92%	1.47%	18.68%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.81%	1.23%	1.50%	2.20%	0.72%

The Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$83	$259	$450	$1,002
Class A	$644	$895	$1,165	$1,935
Class L	$153	$474	$818	$1,791
Class C	$323	$688	$1,180	$2,534
Class IS	$74	$230	$401	$894

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$83	$259	$450	$1,002
Class A	$644	$895	$1,165	$1,935
Class L	$153	$474	$818	$1,791
Class C	$223	$688	$1,180	$2,534
Class IS	$74	$230	$401	$894

The fifth footnote following the Portfolio's Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.81% for Class I, 1.23% for Class A, 1.50% for Class L, 2.20% for Class C and 0.72% for Class IS. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Global Opportunity Reorganization (as defined in the section of the Prospectus entitled "Fund Management—Advisory Fees") or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Portfolio's "Distributor," Morgan Stanley Distribution, Inc., has agreed to waive for at least one year from the date of the Global Opportunity Reorganization the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis.

Please retain this supplement for future reference.

  SU-MSIF-20-SPT-1215